THE MAINSTAY ICAP FUNDS

Supplement dated July 1, 2008 ("Supplement")
to the Prospectus dated April 29, 2008 ("Prospectus")

This Supplement updates certain information contained in the above-dated Prospectus for The MainStay ICAP Funds (the “Funds”). You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

1.	The section entitled “Investment Minimums and Eligibility Requirements - Class A Shares” beginning on page 43 of the Prospectus is hereby revised as follows:

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Effective September 15, 2008, $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY ICAP FUNDS, INC.

Supplement dated July 1, 2008 ("Supplement")
to the Statement of Additional Information dated April 29, 2008 ("SAI")

This Supplement updates certain information contained in the above-dated SAI for ICAP Funds, Inc. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

1.	The second full paragraph on page 52 of the SAI is hereby replaced with the following:

Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable contingent deferred sales charge will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of a MainStay money market fund, the holding period for purposes of determining the contingent deferred sales charge stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a contingent deferred sales charge. This means that exchanging shares that are subject to a contingent deferred sales charge into shares of a MainStay money market fund extends the holding period for purposes of determining the contingent deferred sales charge for the amount of time that you hold those shares of the MainStay money market fund.

If a shareholder exchanges shares of a MainStay Fund subject to a contingent deferred sales charge for shares of a MainStay money market fund and then redeems those shares, the contingent deferred sales charge will be assessed when the shares are redeemed even though the MainStay money market fund does not otherwise assess a contingent deferred sales charge on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the contingent deferred sales charge when ultimately redeemed without purchasing shares of another MainStay Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.